Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT*

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	34,396	35,090	39,643	38,270	147,399	36,179	48,577	44,955	40,279	169,990
Equity in earnings of affiliates	611	563	562	281	2,017	685	917	782	584	2,968
Net gain (loss) on dispositions	34	(12)	102	(9)	115	1	—	1	5	7
Other income (loss)**	48	99	15	197	359	(143)	(185)	3,026	39	2,737
Total Revenues and Other Income	35,089	35,740	40,322	38,739	149,890	36,722	49,309	48,764	40,907	175,702

Costs and Expenses
Purchased crude oil and products	29,341	30,571	34,330	33,844	128,086	33,495	42,645	38,646	35,146	149,932
Operating expenses	1,578	1,384	1,633	1,559	6,154	1,340	1,431	1,612	1,728	6,111
Selling, general and administrative expenses	605	593	669	658	2,525	433	488	617	630	2,168
Depreciation and amortization	476	495	488	518	1,977	338	359	430	502	1,629
Impairments	8	4	3	9	24	—	2	—	58	60
Taxes other than income taxes	207	174	171	155	707	149	118	133	130	530
Accretion on discounted liabilities	6	7	6	10	29	6	6	5	6	23
Interest and debt expense	192	266	221	218	897	135	133	158	193	619
Foreign currency transaction (gains) losses	25	2	(12)	7	22	(2)	21	5	(33)	(9)
Total Costs and Expenses	32,438	33,496	37,509	36,978	140,421	35,894	45,203	41,606	38,360	161,063
Income before income taxes	2,651	2,244	2,813	1,761	9,469	828	4,106	7,158	2,547	14,639
Income tax expense	574	510	670	476	2,230	171	924	1,618	535	3,248
Net Income	2,077	1,734	2,143	1,285	7,239	657	3,182	5,540	2,012	11,391
Less: net income attributable to noncontrolling interests	116	37	46	25	224	75	15	149	128	367
Net Income Attributable to Phillips 66	1,961	1,697	2,097	1,260	7,015	582	3,167	5,391	1,884	11,024

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	4.21	3.73	4.72	2.87	15.56	1.29	6.55	11.19	3.99	23.36
Diluted	4.20	3.72	4.69	2.86	15.48	1.29	6.53	11.16	3.97	23.27

Weighted-Average Common Shares Outstanding (thousands)
Basic	464,810	454,450	444,283	437,365	450,136	449,298	483,088	481,388	471,859	471,497
Diluted	467,034	456,168	447,258	440,575	453,210	450,011	485,035	483,036	474,327	473,731

Effective tax rate (%)	21.7%	22.7%	23.8%	27.0%	23.6%	20.7%	22.5%	22.6%	21.0%	22.2%
Adjusted effective tax rate (%)	21.6%	22.4%	24.0%	22.6%	22.7%	20.7%	21.9%	22.3%	22.0%	22.0%
* Refer to Change in Basis of Presentation discussion on page 14.
** Includes the unrealized investment loss on our investment in NOVONIX Limited (NOVONIX). See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream*	702	604	712	756	2,774	212	258	3,608	656	4,734
Chemicals	198	192	104	106	600	396	273	135	52	856
Refining	1,608	1,134	1,710	814	5,266	173	3,096	2,907	1,640	7,816
Marketing and Specialties	426	644	633	432	2,135	296	739	828	539	2,402
Corporate and Other	(283)	(330)	(346)	(347)	(1,306)	(249)	(260)	(320)	(340)	(1,169)
Income before income taxes	2,651	2,244	2,813	1,761	9,469	828	4,106	7,158	2,547	14,639
Less: income tax expense	574	510	670	476	2,230	171	924	1,618	535	3,248
Net Income	2,077	1,734	2,143	1,285	7,239	657	3,182	5,540	2,012	11,391
Less: net income attributable to noncontrolling interests	116	37	46	25	224	75	15	149	128	367
Net Income Attributable to Phillips 66	1,961	1,697	2,097	1,260	7,015	582	3,167	5,391	1,884	11,024
* Refer to Change in Basis of Presentation discussion on page 14.

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation*	270	284	285	334	1,173	278	250	229	237	994
NGL and Other*	420	357	293	423	1,493	92	248	412	448	1,200
NOVONIX**	(12)	(15)	(9)	(3)	(39)	(158)	(240)	(33)	(11)	(442)
Total Midstream	678	626	569	754	2,627	212	258	608	674	1,752
Chemicals	198	192	104	106	600	396	273	135	52	856
Refining
Atlantic Basin/Europe	142	149	444	160	895	152	1,111	530	618	2,411
Gulf Coast	705	257	342	348	1,652	58	958	746	360	2,122
Central Corridor	739	630	361	480	2,210	(135)	513	1,343	716	2,437
West Coast	22	112	593	(191)	536	115	610	264	(68)	921
Total Refining	1,608	1,148	1,740	797	5,293	190	3,192	2,883	1,626	7,891
Total Marketing and Specialties	426	644	633	432	2,135	296	739	828	539	2,402
Corporate and Other	(248)	(236)	(295)	(297)	(1,076)	(249)	(235)	(246)	(280)	(1,010)
Adjusted income before income taxes	2,662	2,374	2,751	1,792	9,579	845	4,227	4,208	2,611	11,891
Less: adjusted income tax expense	576	532	660	405	2,173	175	927	937	574	2,613
Adjusted Net Income	2,086	1,842	2,091	1,387	7,406	670	3,300	3,271	2,037	9,278
Less: adjusted net income attributable to noncontrolling interests	121	76	21	25	243	75	15	149	138	377
Adjusted Net Income Attributable to Phillips 66	1,965	1,766	2,070	1,362	7,163	595	3,285	3,122	1,899	8,901
* Refer to Change in Basis of Presentation discussion on page 14.
** Represents the change in fair value of our investment in NOVONIX. See NOVONIX Investments table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Certain tax impacts	—	—	—	2	2	—	—	—	—	—
Net gain on asset disposition	36	—	101	—	137	—	—	—	—	—
Merger transaction costs	—	—	—	—	—	—	—	(13)	—	(13)
Gain related to merger of businesses	—	—	—	—	—	—	—	3,013	—	3,013
Change in inventory method for acquired business	—	—	46	—	46	—	—	—	—	—
DCP integration restructuring costs*	(12)	(22)	(4)	—	(38)	—	—	—	(18)	(18)
Total Midstream	24	(22)	143	2	147	—	—	3,000	(18)	2,982

Chemicals	—	—	—	—	—	—	—	—	—	—

Refining
Certain tax impacts	—	—	—	17	17	—	—	—	—	—
Hurricane-related (costs) recovery	—	—	—	—	—	(17)	—	24	14	21
Net loss on asset disposition	—	(14)	—	—	(14)	—	—	—	—	—
Alliance shutdown-related costs**	—	—	—	—	—	—	(26)	—	—	(26)
Regulatory compliance costs	—	—	—	—	—	—	(70)	—	—	(70)
Legal accrual	—	—	(30)	—	(30)	—	—	—	—
Total Refining	—	(14)	(30)	17	(27)	(17)	(96)	24	14	(75)

Marketing and Specialties	—	—	—	—	—	—	—	—	—	—

Corporate and Other
Business transformation restructuring costs***	(35)	(41)	(51)	(50)	(177)	—	(25)	(74)	(60)	(159)
Loss on early redemption of DCP debt	—	(53)	—	—	(53)	—	—	—	—	—
Total Corporate and Other	(35)	(94)	(51)	(50)	(230)	—	(25)	(74)	(60)	(159)

Total Special Items (Pre-tax)	(11)	(130)	62	(31)	(110)	(17)	(121)	2,950	(64)	2,748

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items****	(2)	(22)	10	(12)	(26)	(4)	(28)	681	(14)	635
Other tax impacts	—	—	—	83	83	—	25	—	(25)	—
Total Income Tax Expense (Benefit)	(2)	(22)	10	71	57	(4)	(3)	681	(39)	635

Less: Income (Loss) Attributable to Noncontrolling Interests
Loss on early redemption of DCP debt	—	(30)	—	—	(30)	—	—	—	—	—
Change in inventory method for acquired business	—	—	26	—	26	—	—	—	—	—
DCP integration restructuring costs*	(5)	(9)	(1)	—	(15)	—	—	—	(10)	(10)
Total Income (Loss) Attributable to Noncontrolling Interests	(5)	(39)	25	—	(19)	—	—	—	(10)	(10)

Total Phillips 66 Special Items (After-tax)	(4)	(69)	27	(102)	(148)	(13)	(118)	2,269	(15)	2,123

* Restructuring costs, related to the integration of DCP Midstream, primarily reflect severance costs and consulting fees. A portion of these costs are attributable to noncontrolling interests.
** Costs related to the shutdown of the Alliance Refinery totaled $26 million pre-tax in the second quarter of 2022. Shutdown-related costs recorded in the Refining segment include pre-tax charges for the disposal of materials and supplies of $20 million, and asset retirements of $6 million recorded in depreciation and amortization expense.
*** Restructuring costs related to Phillips 66’s multi-year business transformation efforts are primarily due to consulting fees and severance costs. Additionally, fourth quarter of 2022 included a held-for-sale asset impairment of $45 million.
**** We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 24%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	36	—	101	—	137	—	—	182	—	182
NGL and Other	(12)	(22)	42	2	10	—	—	2,818	(18)	2,800
NOVONIX	—	—	—	—	—	—	—	—	—	—
Total Midstream	24	(22)	143	2	147	—	—	3,000	(18)	2,982

Refining
Atlantic Basin/Europe	—	—	—	15	15	—	(9)	—	—	(9)
Gulf Coast	—	(14)	—	2	(12)	(17)	(52)	24	14	(31)
Central Corridor	—	—	—	—	—	—	(22)	—	—	(22)
West Coast	—	—	(30)	—	(30)	—	(13)	—	—	(13)
Total Refining	—	(14)	(30)	17	(27)	(17)	(96)	24	14	(75)

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION*

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	2,077	1,734	2,143	1,285	7,239	657	3,182	5,540	2,012	11,391
Depreciation and amortization	476	495	488	518	1,977	338	359	430	502	1,629
Impairments	8	4	3	9	24	—	2	—	58	60
Accretion on discounted liabilities	6	7	6	10	29	6	6	5	6	23
Deferred income taxes	146	119	408	167	840	142	148	856	174	1,320
Undistributed equity earnings	(242)	(324)	(201)	(55)	(822)	(100)	(390)	(495)	(323)	(1,308)
Loss on early redemption of debt	—	53	—	—	53	—	—	—	—	—
Net (gain) loss on dispositions	(34)	12	(102)	9	(115)	(1)	—	(1)	(5)	(7)
Gain related to merger of businesses	—	—	—	—	—	—	—	(3,013)	—	(3,013)
Unrealized investment loss**	11	15	8	4	38	169	221	28	15	433
Other	14	(115)	(354)	36	(419)	40	80	(105)	202	217
Net working capital changes	(1,263)	(1,045)	286	207	(1,815)	(115)	(1,825)	(101)	2,109	68
Net Cash Provided by Operating Activities	1,199	955	2,685	2,190	7,029	1,136	1,783	3,144	4,750	10,813

Cash Flows From Investing Activities
Capital expenditures and investments	(378)	(551)	(855)	(634)	(2,418)	(370)	(376)	(735)	(713)	(2,194)
Return of investments in equity affiliates	60	59	40	42	201	15	33	30	47	125
Proceeds from asset dispositions	77	13	280	22	392	1	1	1	1	4
Advances/loans—related parties	—	—	—	—	—	—	(75)	—	—	(75)
Collection of advances/loans—related parties	—	—	1	2	3	—	101	135	426	662
Other	(24)	47	49	(40)	32	(74)	25	32	7	(10)
Net Cash Used in Investing Activities	(265)	(432)	(485)	(608)	(1,790)	(428)	(291)	(537)	(232)	(1,488)

Cash Flows From Financing Activities
Issuance of debt	2,488	2,559	678	535	6,260	—	—	—	453	453
Repayment of debt	(1,223)	(1,236)	(1,166)	(627)	(4,252)	(24)	(1,457)	(476)	(926)	(2,883)
Issuance of common stock	10	2	91	20	123	23	44	—	36	103
Repurchase of common stock	(800)	(1,309)	(752)	(1,153)	(4,014)	—	(66)	(694)	(753)	(1,513)
Dividends paid on common stock	(486)	(474)	(465)	(457)	(1,882)	(404)	(467)	(466)	(456)	(1,793)
Distributions to noncontrolling interests	(58)	(67)	(15)	(23)	(163)	(77)	(24)	(3)	(81)	(185)
Repurchase of noncontrolling interests	—	(3,957)	—	(110)	(4,067)	—	—	—	(500)	(500)
Other	(48)	(11)	(28)	(10)	(97)	(30)	(7)	(18)	(15)	(70)
Net Cash Used in Financing Activities	(117)	(4,493)	(1,657)	(1,825)	(8,092)	(512)	(1,977)	(1,657)	(2,242)	(6,388)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	15	34	(33)	27	43	(8)	(41)	(15)	113	49

Net Change in Cash and Cash Equivalents	832	(3,936)	510	(216)	(2,810)	188	(526)	935	2,389	2,986
Cash and cash equivalents at beginning of period	6,133	6,965	3,029	3,539	6,133	3,147	3,335	2,809	3,744	3,147
Cash and Cash Equivalents at End of Period	6,965	3,029	3,539	3,323	3,323	3,335	2,809	3,744	6,133	6,133
* Refer to Change in Basis of Presentation discussion on page 14.
** Represents the unrealized loss on our investment in NOVONIX. See NOVONIX Investment table on page 5 for more details.

CAPITAL PROGRAM

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream*†	124	176	160	165	625	163	105	461	314	1,043
Chemicals	—	—	—	—	—	—	—	—	—	—
Refining	227	329	382	401	1,339	172	221	211	324	928
Marketing and Specialties	11	25	287	41	364	11	19	30	29	89
Corporate and Other	16	21	26	27	90	24	31	33	46	134
Consolidated Capital Expenditures and Investments	378	551	855	634	2,418	370	376	735	713	2,194
* Includes 100% of DCP Midstream, LLC Class A Segment (DCP Midstream Class A Segment), DCP Sand Hills Pipeline, LLC (DCP Sand Hills) and DCP Southern Hills Pipeline, LLC (DCP Southern Hills) capital expenditures and investments from August 18, 2022, forward, net of acquired cash.
† Refer to Change in Basis of Presentation discussion on page 14.

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
CPChem (Chemicals)	142	377	254	236	1,009	113	161	158	269	701
WRB (Refining)	45	47	36	61	189	42	47	36	52	177
Selected Equity Affiliates	187	424	290	297	1,198	155	208	194	321	878

* Our share of joint ventures' capital spending, excluding DCP Midstream, LLC (DCP Midstream) due to the consolidation of DCP Midstream Class A Segment. Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Transportation*	306	284	386	334	1,310	278	250	411	237	1,176
NGL and Other*	408	335	335	425	1,503	92	248	3,230	430	4,000
NOVONIX	(12)	(15)	(9)	(3)	(39)	(158)	(240)	(33)	(11)	(442)
Income before Income Taxes	702	604	712	756	2,774	212	258	3,608	656	4,734
* Refer to Change in Basis of Presentation discussion on page 14.

Equity in Earnings of Affiliates
Transportation	125	130	131	141	527	154	133	133	125	545
NGL and Other	26	40	26	30	122	73	186	81	31	371
NOVONIX	—	—	—	—	—	—	—	—	—	—
Total	151	170	157	171	649	227	319	214	156	916

NOVONIX Investment
Unrealized Investment Loss	(11)	(15)	(8)	(4)	(38)	(169)	(221)	(28)	(15)	(433)
Unrealized Foreign Currency Transaction Gain (Loss)	(1)	—	(1)	1	(1)	11	(19)	(5)	4	(9)
Change in Fair Value of NOVONIX Investment	(12)	(15)	(9)	(3)	(39)	(158)	(240)	(33)	(11)	(442)

Depreciation and Amortization*
Transportation	40	40	41	47	168	39	43	46	46	174
NGL and Other**	184	194	190	187	755	50	50	115	179	394
NOVONIX	—	—	—	—	—	—	—	—	—	—
Total	224	234	231	234	923	89	93	161	225	568
* Excludes D&A of all non-consolidated affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Operating and SG&A Expenses*
Transportation	179	178	187	208	752	186	187	224	217	814
NGL and Other**	371	373	429	365	1,538	81	89	281	393	844
NOVONIX	—	—	—	—	—	—	—	—	—	—
Total	550	551	616	573	2,290	267	276	505	610	1,658
* Excludes operating and SG&A expenses of all non-consolidated affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Transportation Volumes (MB/D)
Pipelines*	3,039	3,254	3,039	2,945	3,069	3,099	3,066	3,084	3,109	3,089
Terminals	3,203	3,149	3,167	3,464	3,246	2,900	2,917	3,066	3,039	2,981
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment, excluding NGL pipelines.

PSX Other Volumes
NGL Fractionated (MB/D)*	660	738	703	743	711	452	469	508	686	529
NGL Production (MB/D)**	421	444	432	452	437	400	438	434	420	423
NGL Pipelines Throughput (MB/D)***	918	898	880	892	897	885	927	946	894	913
Wellhead Volume (Bcf/D)**	4.5	4.5	4.6	4.7	4.6	4.1	4.4	4.5	4.5	4.4
* Includes 100% of DCP Midstream Class A Segment from August 18, 2022, forward.
** Includes 100% of DCP Midstream Class A Segment.
*** Includes 100% of DCP Midstream Class A Segment and Phillips 66's direct interest in DCP Sand Hills and DCP Southern Hills.

Market Indicator
Weighted-Average NGL Price ($/gal)*	0.74	0.61	0.67	0.65	0.67	1.10	1.15	0.98	0.76	1.00
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA
Income before income taxes*	702	604	712	756	2,774	212	258	3,608	656	4,734
Plus:
Depreciation and amortization	224	234	231	234	923	89	93	161	225	568
EBITDA*	926	838	943	990	3,697	301	351	3,769	881	5,302

Special Item Adjustments (pre-tax):
Certain tax impacts	—	—	—	(2)	(2)	—	—	—	—	—
Net gain on asset disposition	(36)	—	(101)	—	(137)	—	—	—	—	—
Merger transaction costs	—	—	—	—	—	—	—	13	—	13
Gain related to merger of businesses	—	—	—	—	—	—	—	(3,013)	—	(3,013)
Change in inventory method for acquired business	—	—	(46)	—	(46)	—	—	—	—	—
DCP integration restructuring costs	12	19	4	—	35	—	—	—	18	18
Total Special Item Adjustments (pre-tax)	(24)	19	(143)	(2)	(150)	—	—	(3,000)	18	(2,982)
Change in Fair Value of NOVONIX Investment**	12	15	9	3	39	158	240	33	11	442
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment*	914	872	809	991	3,586	459	591	802	910	2,762

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	4	5	4	5	18	2	4	4	3	13
Proportional share of selected equity affiliates net interest	13	12	13	13	51	41	39	26	13	119
Proportional share of selected equity affiliates depreciation and amortization	41	39	39	37	156	56	57	51	45	209
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(226)	(168)	(47)	(51)	(492)	(24)	(21)	(206)	(176)	(427)
Adjusted EBITDA*	746	760	818	995	3,319	534	670	677	795	2,676
* Refer to Change in Basis of Presentation discussion on page 14.
** See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Transportation
Income before income taxes	306	284	386	334	1,310	278	250	411	237	1,176
Plus:
Depreciation and amortization	40	40	41	47	168	39	43	46	46	174
EBITDA*	346	324	427	381	1,478	317	293	457	283	1,350

Special Item Adjustments (pre-tax):
Net gain on asset disposition	(36)	—	(101)	—	(137)	—	—	—	—	—
Gain related to merger of businesses	—	—	—	—	—	—	—	(182)	—	(182)
EBITDA, Adjusted for Special Items*	310	324	326	381	1,341	317	293	275	283	1,168

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	4	5	4	5	18	2	3	4	3	12
Proportional share of selected equity affiliates net interest	13	12	13	13	51	21	19	16	13	69
Proportional share of selected equity affiliates depreciation and amortization	27	27	26	25	105	37	38	34	27	136
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(4)	(3)	(5)	(5)	(17)	(24)	(21)	(11)	(3)	(59)
Adjusted EBITDA*	350	365	364	419	1,498	353	332	318	323	1,326
* Refer to Change in Basis of Presentation discussion on page 14.

NGL and Other
Income before income taxes*	408	335	335	425	1,503	92	248	3,230	430	4,000
Plus:
Depreciation and amortization	184	194	190	187	755	50	50	115	179	394
EBITDA*	592	529	525	612	2,258	142	298	3,345	609	4,394

Special Item Adjustments (pre-tax):
Certain tax impacts	—	—	—	(2)	(2)	—	—	—	—	—
Merger transaction costs	—	—	—	—	—	—	—	13	—	13
Gain related to merger of businesses	—	—	—	—	—	—	—	(2,831)	—	(2,831)
Change in inventory method for acquired business	—	—	(46)	—	(46)	—	—	—	—	—
DCP integration restructuring costs	12	19	4	—	35	—	—	—	18	18
EBITDA, Adjusted for Special Items*	604	548	483	610	2,245	142	298	527	627	1,594

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	—	—	—	1	—	—	1
Proportional share of selected equity affiliates net interest	—	—	—	—	—	20	20	10	—	50
Proportional share of selected equity affiliates depreciation and amortization	14	12	13	12	51	19	19	17	18	73
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(222)	(165)	(42)	(46)	(475)	—	—	(195)	(173)	(368)
Adjusted EBITDA*	396	395	454	576	1,821	181	338	359	472	1,350
* Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	198	192	104	106	600	396	273	135	52	856

Equity in Earnings of Affiliate	195	189	101	101	586	393	271	129	49	842

100% CPChem Results
Net Income, excludes parent company income tax related to CPChem's earnings	390	377	202	204	1,173	764	544	257	97	1,662

Income before Income Taxes	401	389	217	214	1,221	787	566	275	106	1,734

Depreciation and Amortization	142	141	143	184	610	141	144	145	155	585

Net Interest Expense*	6	2	2	3	13	23	11	12	9	55
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	283	755	507	473	2,018	225	322	317	538	1,402
Return of Investments from Equity Companies	—	—	—	—	—	(26)	(34)	(5)	—	(65)

Olefins and Polyolefins Capacity Utilization (%)	94%	98%	99%	94%	96%	99%	94%	90%	83%	91%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	26.0	22.7	24.3	24.6	24.4	39.5	35.0	31.6	26.7	33.2
HDPE Blow Molding, Domestic Spot (cents/lb)	45.8	45.2	43.2	42.9	44.3	69.8	69.8	52.9	43.3	58.9

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	14.8	12.7	16.7	13.0	14.3	22.1	28.0	26.7	21.7	24.6
HDPE Blow Molding, Total Cash Cost (cents/lb)	40.1	36.4	38.1	38.5	38.3	53.9	49.8	46.6	41.2	47.9

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	16.9	18.8	12.7	16.0	16.1	33.4	26.9	11.2	7.1	19.6
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	198	192	104	106	600	396	273	135	52	856
Plus:
None	—	—	—	—	—	—	—	—	—	—
EBITDA	198	192	104	106	600	396	273	135	52	856

Special Item Adjustments (pre-tax):
None	—	—	—	—	—	—	—	—	—	—
EBITDA, Adjusted for Special Items	198	192	104	106	600	396	273	135	52	856

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	20	26	24	9	79	29	38	25	12	104
Proportional share of selected equity affiliates net interest	1	—	(1)	2	2	11	6	5	4	26
Proportional share of selected equity affiliates depreciation and amortization	102	101	103	126	432	101	103	103	104	411
Adjusted EBITDA	321	319	230	243	1,113	537	420	268	172	1,397

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	142	149	444	175	910	152	1,102	530	618	2,402
Gulf Coast	705	243	342	350	1,640	41	906	770	374	2,091
Central Corridor	739	630	361	480	2,210	(135)	491	1,343	716	2,415
West Coast	22	112	563	(191)	506	115	597	264	(68)	908
Income before Income Taxes	1,608	1,134	1,710	814	5,266	173	3,096	2,907	1,640	7,816

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	3.60	3.33	9.50	3.42	4.99	3.17	22.10	10.72	11.88	12.05
Gulf Coast	13.73	4.83	6.44	6.78	7.95	0.79	17.25	15.27	7.77	10.29
Central Corridor	28.42	23.02	14.89	19.08	21.50	(5.70)	21.69	53.36	27.01	24.64
West Coast	0.77	3.58	17.48	(6.65)	4.20	3.98	19.77	9.14	(2.47)	7.86
Worldwide	11.07	7.38	10.94	5.19	8.61	1.13	19.95	18.89	10.64	12.69

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	16.13	10.94	16.85	9.95	13.30	11.71	30.39	19.22	19.58	20.30
Gulf Coast	21.28	11.84	13.58	13.96	15.17	8.59	25.71	22.30	16.35	18.25
Central Corridor	26.86	22.62	18.05	23.45	22.67	7.89	26.72	38.76	25.03	24.96
West Coast	16.53	16.27	32.23	9.89	19.07	17.74	33.31	28.64	16.77	24.31
Worldwide	20.72	15.32	18.96	14.41	17.32	10.83	28.62	26.87	19.73	21.55
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(2)	(2)	(2)	(2)	(8)	(3)	(2)	(2)	(2)	(9)
Gulf Coast	1	—	1	—	2	(2)	(3)	(1)	(1)	(7)
Central Corridor	200	119	209	(83)	445	(16)	228	294	257	763
West Coast	—	—	—	—	—	—	—	—	—	—
Total	199	117	208	(85)	439	(21)	223	291	254	747

Depreciation and Amortization*
Atlantic Basin/Europe	50	52	52	53	207	52	51	50	49	202
Gulf Coast	60	60	61	62	243	56	67	58	61	242
Central Corridor	38	38	42	45	163	35	36	36	40	147
West Coast	54	55	53	64	226	60	63	76	76	275
Total	202	205	208	224	839	203	217	220	226	866
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	375	243	260	257	1,135	302	303	329	349	1,283
Gulf Coast	290	253	291	289	1,123	321	325	277	326	1,249
Central Corridor	187	174	240	213	814	197	277	193	204	871
West Coast	360	308	389	376	1,433	313	314	458	432	1,517
Total	1,212	978	1,180	1,135	4,505	1,133	1,219	1,257	1,311	4,920
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	124	38	21	12	195	13	22	44	52	131
Gulf Coast	56	23	28	19	126	31	40	53	101	225
Central Corridor	12	12	57	40	121	26	117	17	17	177
West Coast**	42	29	42	29	142	32	44	111	66	253
Total	234	102	148	100	584	102	223	225	236	786
* Excludes turnaround expense of all equity affiliates.
** 2023 includes third quarter and fourth quarter turnaround costs of $37 million and $14 million, respectively, related to the Rodeo renewables facility.

Taxes Other than Income Taxes
Atlantic Basin/Europe	22	17	12	18	69	19	14	14	6	53
Gulf Coast	33	25	28	20	106	27	22	19	19	87
Central Corridor	25	26	23	20	94	18	18	16	5	57
West Coast	33	31	30	29	123	24	19	31	17	91
Total	113	99	93	87	392	88	73	80	47	288

Foreign Currency Gains (Losses) Pre-Tax	(21)	(1)	9	(6)	(19)	(8)	(10)	(5)	30	7

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	199	117	208	(85)	439	(21)	223	291	254	747
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(428)	(335)	(416)	(167)	(1,346)	(228)	(495)	(539)	(499)	(1,761)
Equity affiliate-related expenses not included in Realized Refining Margins	(229)	(218)	(208)	(252)	(907)	(249)	(272)	(248)	(245)	(1,014)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Proportional Share of Certain* Equity Affiliate Operating and SG&A Expenses	190	182	168	194	734	206	228	208	199	841

Proportional Share of Certain* Equity Affiliate Turnaround Expense, included in Certain Equity Affiliate Operating and SG&A Expenses	16	22	16	39	93	34	51	22	10	117
* Includes WRB Refining, LP (WRB) and Mineraloelraffinerie Oberrhein GmbH (MiRO).

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income before Income Taxes to Adjusted EBITDA ($ Millions)
Income before income taxes	1,608	1,134	1,710	814	5,266	173	3,096	2,907	1,640	7,816
Plus:
Depreciation and amortization	202	205	208	224	839	203	217	220	226	866
EBITDA	1,810	1,339	1,918	1,038	6,105	376	3,313	3,127	1,866	8,682

Special Item Adjustments (pre-tax):
Certain tax impacts	—	—	—	(17)	(17)	—	—	—	—	—
Hurricane-related (costs) recovery	—	—	—	—	—	17	—	(24)	(14)	(21)
Net loss on asset disposition	—	14	—	—	14	—	—	—	—	—
Alliance shutdown-related costs	—	—	—	—	—	—	20	—	—	20
Regulatory compliance costs	—	—	—	—	—	—	70	—	—	70
Legal accrual	—	—	30	—	30	—	—	—	—	—
EBITDA, Adjusted for Special Items	1,810	1,353	1,948	1,021	6,132	393	3,403	3,103	1,852	8,751

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	1	—	—	1	—	—	1	1	2
Proportional share of selected equity affiliates net interest	1	(3)	(3)	(1)	(6)	2	3	1	—	6
Proportional share of selected equity affiliates depreciation and amortization	23	24	24	46	117	23	23	22	24	92
Adjusted EBITDA	1,834	1,375	1,969	1,066	6,244	418	3,429	3,127	1,877	8,851

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	443	464	492	518	479	503	526	525	542	524
Total Processed Inputs (MB/D)	438	492	509	557	499	533	548	538	566	546
Crude Oil Capacity Utilization (%)	82%	86%	92%	97%	89%	94%	98%	98%	101%	98%
Clean Product Yield (%)	84%	85%	86%	86%	86%	85%	83%	82%	83%	83%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	519	498	519	508	511	497	500	481	473	488
Total Processed Inputs (MB/D)	571	553	577	561	566	579	577	548	523	557
Crude Oil Capacity Utilization (%)	98%	94%	98%	96%	97%	94%	94%	91%	89%	92%
Clean Product Yield (%)	77%	80%	80%	84%	80%	77%	79%	81%	81%	79%

Central Corridor*
Crude Oil Charge Input (MB/D)	475	498	492	441	477	453	435	492	497	469
Total Processed Inputs (MB/D)	492	515	509	459	494	470	446	509	515	485
Crude Oil Capacity Utilization (%)	89%	94%	93%	83%	90%	85%	82%	93%	94%	88%
Clean Product Yield (%)	89%	89%	87%	92%	89%	88%	87%	88%	91%	88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	281	314	323	279	299	294	306	290	269	290
Total Processed Inputs (MB/D)	316	343	350	312	330	321	332	314	299	316
Crude Oil Capacity Utilization (%)	88%	98%	101%	94%	95%	81%	84%	80%	74%	80%
Clean Product Yield (%)	86%	90%	89%	88%	88%	90%	85%	90%	89%	89%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,718	1,774	1,826	1,746	1,766	1,747	1,767	1,788	1,781	1,771
Total Processed Inputs (MB/D)	1,817	1,903	1,945	1,889	1,889	1,903	1,903	1,909	1,903	1,904
Crude Oil Capacity Utilization (%)	90%	93%	95%	92%	92%	89%	90%	91%	91%	90%
Clean Product Yield (%)	83%	86%	85%	87%	85%	84%	83%	85%	86%	84%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	170	210	213	235	207	226	221	210	230	222
Distillates	187	198	214	232	208	210	216	215	226	217
Other	81	87	84	95	87	102	113	114	113	110
Total	438	495	511	562	502	538	550	539	569	549
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	222	230	246	240	234	233	231	223	226	228
Distillates	205	201	207	219	208	194	206	200	185	196
Other	153	131	134	108	132	163	149	134	118	141
Total	580	562	587	567	574	590	586	557	529	565

Central Corridor*
Gasoline	245	253	247	235	245	235	211	246	260	238
Distillates	191	202	196	185	194	176	176	200	206	190
Other	58	64	71	38	58	63	59	66	52	59
Total	494	519	514	458	497	474	446	512	518	487
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	165	175	182	154	169	166	156	158	156	159
Distillates	106	133	127	119	121	123	126	124	110	121
Other	43	35	39	38	39	32	48	30	29	35
Total	314	343	348	311	329	321	330	312	295	315

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	802	868	888	864	855	860	819	837	872	847
Distillates	689	734	744	755	731	703	724	739	727	724
Other	335	317	328	279	316	360	369	344	312	345
Total	1,826	1,919	1,960	1,898	1,902	1,923	1,912	1,920	1,911	1,916

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	76.11	73.78	82.49	78.36	77.69	94.49	108.66	91.76	82.85	94.44
Brent	81.27	78.39	86.76	84.05	82.62	101.40	113.78	100.85	88.71	101.19
LLS	79.00	75.85	84.83	80.96	80.16	96.77	110.15	94.19	85.50	96.65
ANS	79.14	78.60	87.96	83.95	82.41	95.61	112.48	99.12	87.99	98.80
WTI less Maya	13.28	10.11	5.07	6.47	8.73	5.62	4.87	7.30	11.26	7.26
WTI less WCS (settlement differential)	24.77	15.06	12.89	21.88	18.65	14.53	12.80	19.86	25.66	18.22

Natural Gas ($/MMBtu)
Henry Hub	2.67	2.12	2.58	2.74	2.53	4.60	7.39	7.96	5.55	6.38

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	20.45	30.79	30.08	9.01	22.58	13.57	41.02	25.69	20.39	25.17
East Coast Distillate less Brent	42.42	24.62	40.76	36.76	36.14	28.40	68.16	49.04	73.13	54.68
Gulf Coast
Gulf Coast Gasoline less LLS	21.42	22.79	23.47	4.13	17.96	16.24	32.87	17.21	11.51	19.46
Gulf Coast Distillate less LLS	41.66	24.45	39.64	31.01	34.19	28.52	57.49	52.51	56.08	48.65
Central Corridor
Central Gasoline less WTI	26.02	31.35	32.51	8.82	24.67	16.17	36.31	27.38	14.73	23.65
Central Distillate less WTI	42.25	32.59	44.44	37.79	39.27	27.31	60.45	60.24	59.20	51.80
West Coast
West Coast Gasoline less ANS	35.35	37.20	50.81	19.89	35.81	31.92	51.66	46.29	27.03	39.23
West Coast Distillate less ANS	43.08	21.86	53.07	40.43	39.61	32.28	58.37	50.26	54.10	48.75

Composite Market Crack Spread ($/BBL)**	30.59	28.65	36.06	18.18	28.37	21.93	46.72	36.29	32.12	34.26

Renewable Volume Obligation (RVO) Cost in Crack ($/BBL)	8.20	7.69	7.42	4.77	7.02	6.44	7.80	8.11	8.54	7.72
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	426	644	633	432	2,135	296	739	828	539	2,402

Income before Income Taxes ($/BBL)
U.S.	1.79	2.45	2.60	1.09	1.97	1.13	2.86	2.16	1.65	1.95
International	4.93	5.67	4.14	4.73	4.87	0.92	7.30	12.60	8.54	7.44

Realized Marketing Fuel Margins ($/BBL)*
U.S.	2.30	2.88	3.03	1.62	2.45	1.59	3.24	2.49	2.05	2.34
International	6.45	7.28	5.27	5.00	6.00	2.30	8.20	12.40	9.94	8.29
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*	211	244	269	318	1,042	246	263	298	180	987
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates	66	87	96	94	343	85	104	148	126	463

Depreciation and Amortization*	27	30	29	35	121	27	29	27	27	110
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*	321	340	376	362	1,399	318	359	344	336	1,357
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,021	1,131	1,136	1,218	1,127	1,046	1,089	1,096	1,078	1,077
Distillates	675	808	814	853	788	834	789	757	774	788
Other	—	—	—	—	—	—	—	—	—	—
Total	1,696	1,939	1,950	2,071	1,915	1,880	1,878	1,853	1,852	1,865

International Marketing
Gasoline	90	94	88	91	91	83	87	94	94	90
Distillates	173	167	170	165	169	177	171	178	170	174
Other	19	20	18	18	18	17	19	16	20	18
Total	282	281	276	274	278	277	277	288	284	282

Worldwide Marketing
Gasoline	1,111	1,225	1,224	1,309	1,218	1,129	1,176	1,190	1,172	1,167
Distillates	848	975	984	1,018	957	1,011	960	935	944	962
Other	19	20	18	18	18	17	19	16	20	18
Total	1,978	2,220	2,226	2,345	2,193	2,157	2,155	2,141	2,136	2,147

Foreign Currency Gains (Losses) Pre-Tax	(4)	(2)	4	(2)	(4)	1	7	6	(4)	10

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes	426	644	633	432	2,135	296	739	828	539	2,402
Plus:
Depreciation and amortization	27	30	29	35	121	27	29	27	27	110
EBITDA	453	674	662	467	2,256	323	768	855	566	2,512

Special Item Adjustments (pre-tax):
None	—	—	—	—	—	—	—	—	—	—
EBITDA, Adjusted for Special Items	453	674	662	467	2,256	323	768	855	566	2,512

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	5	6	7	6	24	6	6	7	5	24
Proportional share of selected equity affiliates net interest	9	14	11	10	44	5	5	6	8	24
Proportional share of selected equity affiliates depreciation and amortization	20	18	21	20	79	21	18	18	19	76
Adjusted EBITDA	487	712	701	503	2,403	355	797	886	598	2,636

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes*	(283)	(330)	(346)	(347)	(1,306)	(249)	(260)	(320)	(340)	(1,169)
* Refer to Change in Basis of Presentation discussion on page 14.

Detail of Loss before Income Taxes
Net interest expense	(124)	(182)	(163)	(159)	(628)	(132)	(127)	(136)	(142)	(537)
Corporate overhead and other	(159)	(148)	(183)	(188)	(678)	(117)	(133)	(184)	(198)	(632)
Total	(283)	(330)	(346)	(347)	(1,306)	(249)	(260)	(320)	(340)	(1,169)

Net Interest Expense
Interest expense	(198)	(273)	(229)	(228)	(928)	(144)	(141)	(167)	(200)	(652)
Capitalized interest	6	7	8	10	31	9	8	9	7	33
Interest income	68	84	58	59	269	3	6	22	51	82
Total	(124)	(182)	(163)	(159)	(628)	(132)	(127)	(136)	(142)	(537)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(283)	(330)	(346)	(347)	(1,306)	(249)	(260)	(320)	(340)	(1,169)
Plus:
Net interest expense	124	182	163	159	628	132	127	136	142	537
Depreciation and amortization	23	26	20	25	94	19	20	22	24	85
EBITDA	(136)	(122)	(163)	(163)	(584)	(98)	(113)	(162)	(174)	(547)

Special Item Adjustments (pre-tax):
Business transformation restructuring costs	35	41	51	50	177	—	25	74	60	159
EBITDA, Adjusted for Special Items	(101)	(81)	(112)	(113)	(407)	(98)	(88)	(88)	(114)	(388)

Other Adjustments (pre-tax):
None	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	(101)	(81)	(112)	(113)	(407)	(98)	(88)	(88)	(114)	(388)

Foreign Currency Gains (Losses) Pre-Tax	1	1	—	—	2	(1)	—	(1)	3	1

Phillips 66 Total Company Debt
Total Debt	18,485	19,866	19,444	19,359	19,359	14,434	12,969	17,657	17,190	17,190
Debt-to-Capital Ratio (%)	35%	39%	38%	38%	38%	39%	35%	35%	34%	34%

Total Equity	34,916	31,060	31,989	31,650	31,650	22,121	24,573	33,309	34,106	34,106

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	2,077	1,734	2,143	1,285	7,239	657	3,182	5,540	2,012	11,391
Plus:
Income tax expense	574	510	670	476	2,230	171	924	1,618	535	3,248
Net interest expense	124	182	163	159	628	132	127	136	142	537
Depreciation and amortization	476	495	488	518	1,977	338	359	430	502	1,629
Phillips 66 EBITDA*	3,251	2,921	3,464	2,438	12,074	1,298	4,592	7,724	3,191	16,805

Special Item Adjustments (pre-tax):
Certain tax impacts	—	—	—	(19)	(19)	—	—	—	—	—
Hurricane-related (costs) recovery	—	—	—	—	—	17	—	(24)	(14)	(21)
Net (gain) loss on asset disposition	(36)	14	(101)	—	(123)	—	—	—	—	—
Alliance shutdown-related costs	—	—	—	—	—	—	20	—	—	20
Regulatory compliance costs	—	—	—	—	—	—	70	—	—	70
Change in inventory method for acquired business	—	—	(46)	—	(46)	—	—	—	—	—
DCP integration restructuring costs	12	19	4	—	35	—	—	—	18	18
Business transformation restructuring costs	35	41	51	50	177	—	25	74	60	159
Merger transaction costs	—	—	—	—	—	—	—	13	—	13
Gain related to merger of businesses	—	—	—	—	—	—	—	(3,013)	—	(3,013)
Legal accrual	—	—	30	—	30	—	—	—	—	—
Total Special Item Adjustments (pre-tax)	11	74	(62)	31	54	17	115	(2,950)	64	(2,754)
Change in Fair Value of NOVONIX Investment**	12	15	9	3	39	158	240	33	11	442
Phillips 66 EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment*	3,274	3,010	3,411	2,472	12,167	1,473	4,947	4,807	3,266	14,493

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	29	38	35	20	122	37	48	37	21	143
Proportional share of selected equity affiliates net interest	24	23	20	24	91	59	53	38	25	175
Proportional share of selected equity affiliates depreciation and amortization	186	182	187	229	784	201	201	194	192	788
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(226)	(168)	(47)	(51)	(492)	(24)	(21)	(206)	(176)	(427)
Adjusted EBITDA attributable to public ownership interest in PSXP†	—	—	—	—	—	(82)	—	—	—	(82)
Phillips 66 Adjusted EBITDA*	3,287	3,085	3,606	2,694	12,672	1,664	5,228	4,870	3,328	15,090

* Refer to Change in Basis of Presentation discussion below.
** See NOVONIX Investment table on page 5 for more details.
† On March 9, 2022, Phillips 66 Partners LP became a wholly owned subsidiary of Phillips 66.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," and "realized marketing fuel margin per barrel." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.
Changes in Basis of Presentation—In connection with the merger of DCP Midstream and Gray Oak Holdings LLC (Gray Oak Holdings), the results of our Transportation business reflect a decrease in our indirect economic interest in Gray Oak Pipeline, LLC (Gray Oak Pipeline) to 6.5% from August 18, 2022, forward. Prior to August 18, 2022, the Transportation results presented herein reflect Gray Oak Holdings' 65% economic interests in Gray Oak Pipeline. The results of our NGL and Other business include the consolidated results of DCP Midstream Class A Segment, DCP Sand Hills and DCP Southern Hills from August 18, 2022, forward. Prior to August 18, 2022, our investments in DCP Midstream, DCP Sand Hills and DCP Southern Hills were accounted for using the equity method. As a result of the merger and consolidation, in the third quarter of 2022, we began presenting the results of DCP Midstream Class A Segment within the results of our NGL and Other business. Prior periods also have been updated to reflect the results from our equity investment in DCP Midstream prior to August 18, 2022, within the results of our NGL and Other business. In addition, the DCP Midstream Class A Segment's net interest expense is reflected in our Corporate segment from August 18, 2022, forward.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income before income taxes	142	149	444	175	910	152	1,102	530	618	2,402
Plus:
Taxes other than income taxes	22	17	12	18	69	19	14	14	6	53
Depreciation, amortization and impairments	50	53	53	53	209	52	51	50	50	203
Selling, general and administrative expenses	10	8	9	11	38	6	7	18	10	41
Operating expenses	365	235	252	245	1,097	296	296	311	339	1,242
Equity in losses of affiliates	2	2	2	2	8	3	2	2	2	9
Other segment (income) expense, net	20	4	(7)	2	19	12	8	2	(28)	(6)
Proportional share of refining gross margins contributed by equity affiliates	26	22	22	19	89	23	26	22	22	93
Special items:
Certain tax impacts	—	—	—	(15)	(15)	—	—	—	—	—
Regulatory compliance costs	—	—	—	—	—	—	9	—	—	9
Realized refining margins	637	490	787	510	2,424	563	1,515	949	1,019	4,046

Total processed inputs (MB)	39,472	44,781	46,731	51,229	182,213	48,015	49,854	49,420	52,030	199,319
Adjusted total processed inputs (MB)	39,472	44,781	46,731	51,229	182,213	48,015	49,854	49,420	52,030	199,319

Income before income taxes ($/BBL)**	3.60	3.33	9.50	3.42	4.99	3.17	22.10	10.72	11.88	12.05
Realized refining margins ($/BBL)***	16.13	10.94	16.85	9.95	13.30	11.71	30.39	19.22	19.58	20.30

GULF COAST
Income before income taxes	705	243	342	350	1,640	41	906	770	374	2,091
Plus:
Taxes other than income taxes	33	25	28	20	106	27	22	19	19	87
Depreciation, amortization and impairments	60	63	61	62	246	56	67	59	68	250
Selling, general and administrative expenses	4	4	5	6	19	4	5	4	6	19
Operating expenses	286	249	286	283	1,104	317	320	273	320	1,230
Equity in (earnings) losses of affiliates	(1)	—	(1)	—	(2)	2	3	1	1	7
Other segment expense, net	5	12	—	—	17	—	1	—	—	1
Proportional share of refining gross margins contributed by equity affiliates	—	—	—	—	—	—	—	—	—	—
Special items:
Regulatory compliance costs	—	—	—	—	—	—	26	—	—	26
Realized refining margins	1,092	596	721	721	3,130	447	1,350	1,126	788	3,711

Total processed inputs (MB)	51,349	50,266	53,120	51,621	206,356	52,151	52,523	50,435	48,160	203,269
Adjusted total processed inputs (MB)	51,349	50,266	53,120	51,621	206,356	52,151	52,523	50,435	48,160	203,269

Income before income taxes ($/BBL)**	13.73	4.83	6.44	6.78	7.95	0.79	17.25	15.27	7.77	10.29
Realized refining margins ($/BBL)***	21.28	11.84	13.58	13.96	15.17	8.59	25.71	22.30	16.35	18.25

CENTRAL CORRIDOR
Income (loss) before income taxes	739	630	361	480	2,210	(135)	491	1,343	716	2,415
Plus:
Taxes other than income taxes	25	26	23	20	94	18	18	16	5	57
Depreciation, amortization and impairments	38	38	42	45	163	35	36	36	40	147
Selling, general and administrative expenses	21	17	17	21	76	13	13	14	22	62
Operating expenses	166	157	223	192	738	184	264	179	182	809
Equity in (earnings) losses of affiliates	(200)	(119)	(209)	83	(445)	16	(228)	(294)	(257)	(763)
Other segment (income) expense, net	(1)	(3)	(4)	1	(7)	(4)	2	4	—	2
Proportional share of refining gross margins contributed by equity affiliates	402	313	394	148	1,257	205	469	517	477	1,668
Special items:
Regulatory compliance costs	—	—	—	—	—	—	22	—	—	22
Realized refining margins	1,190	1,059	847	990	4,086	332	1,087	1,815	1,185	4,419

Total processed inputs (MB)	26,004	27,370	24,242	25,158	102,774	23,691	22,635	25,167	26,504	97,997
Adjusted total processed inputs (MB)*	44,315	46,841	46,871	42,224	180,251	42,267	40,629	46,857	47,359	177,112

Income (loss) before income taxes ($/BBL)**	28.42	23.02	14.89	19.08	21.50	(5.70)	21.69	53.36	27.01	24.64
Realized refining margins ($/BBL)***	26.86	22.62	18.05	23.45	22.67	7.89	26.72	38.76	25.03	24.96

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	22	112	563	(191)	506	115	597	264	(68)	908
Plus:
Taxes other than income taxes	33	31	30	29	123	24	19	31	17	91
Depreciation, amortization and impairments	54	55	55	67	231	60	63	76	80	279
Selling, general and administrative expenses	10	8	8	10	36	7	8	7	9	31
Operating expenses	350	300	381	366	1,397	306	306	451	423	1,486
Other segment (income) expense, net	1	2	1	2	6	1	—	(1)	(1)	(1)
Special items:
Regulatory compliance costs	—	—	—	—	—	—	13	—	—	13
Realized refining margins	470	508	1,038	283	2,299	513	1,006	828	460	2,807

Total processed inputs (MB)	28,416	31,246	32,207	28,712	120,581	28,877	30,199	28,897	27,484	115,457
Adjusted total processed inputs (MB)	28,416	31,246	32,207	28,712	120,581	28,877	30,199	28,897	27,484	115,457

Income (loss) before income taxes ($/BBL)**	0.77	3.58	17.48	(6.65)	4.20	3.98	19.77	9.14	(2.47)	7.86
Realized refining margins ($/BBL)***	16.53	16.27	32.23	9.89	19.07	17.74	33.31	28.64	16.77	24.31

WORLDWIDE
Income before income taxes	1,608	1,134	1,710	814	5,266	173	3,096	2,907	1,640	7,816
Plus:
Taxes other than income taxes	113	99	93	87	392	88	73	80	47	288
Depreciation, amortization and impairments	202	209	211	227	849	203	217	221	238	879
Selling, general and administrative expenses	45	37	39	48	169	30	33	43	47	153
Operating expenses	1,167	941	1,142	1,086	4,336	1,103	1,186	1,214	1,264	4,767
Equity in (earnings) losses of affiliates	(199)	(117)	(208)	85	(439)	21	(223)	(291)	(254)	(747)
Other segment (income) expense, net	25	15	(10)	5	35	9	11	5	(29)	(4)
Proportional share of refining gross margins contributed by equity affiliates	428	335	416	167	1,346	228	495	539	499	1,761
Special items:
Certain tax impacts	—	—	—	(15)	(15)	—	—	—	—	—
Regulatory compliance costs	—	—	—	—	—	—	70	—	—	70
Realized refining margins	3,389	2,653	3,393	2,504	11,939	1,855	4,958	4,718	3,452	14,983

Total processed inputs (MB)	145,241	153,663	156,300	156,720	611,924	152,734	155,211	153,919	154,178	616,042
Adjusted total processed inputs (MB)*	163,552	173,134	178,929	173,786	689,401	171,310	173,205	175,609	175,033	695,157

Income before income taxes ($/BBL)**	11.07	7.38	10.94	5.19	8.61	1.13	19.95	18.89	10.64	12.69
Realized refining margins ($/BBL)***	20.72	15.32	18.96	14.41	17.32	10.83	28.62	26.87	19.73	21.55

* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	273	432	466	207	1,378	191	489	368	281	1,329
Plus:
Depreciation and amortization	3	3	5	12	23	3	3	4	4	14
Selling, general and administrative expenses	181	204	217	212	814	182	210	218	198	808
Equity in earnings of affiliates	(3)	(12)	(19)	(20)	(54)	(7)	(16)	(30)	(18)	(71)
Other operating revenues*	(108)	(122)	(134)	(113)	(477)	(107)	(139)	(141)	(121)	(508)
Other expense, net	5	4	8	11	28	6	6	6	6	24
Realized marketing fuel margins	351	509	543	309	1,712	268	553	425	350	1,596

Total fuel sales volumes (MB)	152,662	176,349	179,432	190,518	698,961	169,196	170,899	170,473	170,362	680,930

Income before income taxes ($/BBL)	1.79	2.45	2.60	1.09	1.97	1.13	2.86	2.16	1.65	1.95
Realized marketing fuel margins ($/BBL)**	2.30	2.88	3.03	1.62	2.45	1.59	3.24	2.49	2.05	2.34

INTERNATIONAL
Income before income taxes	125	145	105	119	494	23	185	334	223	765
Plus:
Depreciation and amortization	18	21	18	18	75	18	19	17	18	72
Selling, general and administrative expenses	62	63	65	63	253	63	62	59	67	251
Equity in earnings of affiliates	(22)	(30)	(32)	(29)	(113)	(26)	(32)	(31)	(26)	(115)
Other operating revenues*	(13)	(2)	(8)	(40)	(63)	(12)	(9)	(35)	(6)	(62)
Other (income) expense, net	6	5	(2)	6	15	4	(3)	(3)	(5)	(7)
Marketing margins	176	202	146	137	661	70	222	341	271	904
Less: margin for nonfuel related sales	12	16	13	11	52	13	14	12	12	51
Realized marketing fuel margins	164	186	133	126	609	57	208	329	259	853

Total fuel sales volumes (MB)	25,380	25,569	25,352	25,165	101,466	24,926	25,329	26,501	26,106	102,862

Income before income taxes ($/BBL)	4.93	5.67	4.14	4.73	4.87	0.92	7.30	12.60	8.54	7.44
Realized marketing fuel margins ($/BBL)**	6.45	7.28	5.27	5.00	6.00	2.30	8.20	12.40	9.94	8.29

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income before income taxes	2,651	2,244	2,813	1,761	9,469	828	4,106	7,158	2,547	14,639
Special items	11	130	(62)	31	110	17	121	(2,950)	64	(2,748)
Adjusted income before income taxes	2,662	2,374	2,751	1,792	9,579	845	4,227	4,208	2,611	11,891

Income tax expense	574	510	670	476	2,230	171	924	1,618	535	3,248
Special items	2	22	(10)	(71)	(57)	4	3	(681)	39	(635)
Adjusted income tax expense	576	532	660	405	2,173	175	927	937	574	2,613

Effective tax rate (%)	21.7%	22.7%	23.8%	27.0%	23.6%	20.7%	22.5%	22.6%	21.0%	22.2%
Adjusted effective tax rate (%)	21.6%	22.4%	24.0%	22.6%	22.7%	20.7%	21.9%	22.3%	22.0%	22.0%